SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) January 25, 2001


                        PSE&G Transition Funding LLC
           (Exact name of registrant as specified in its charter)


            Delaware                  333-83635               22-3672053
            --------                  ---------               ----------
  (State or Other Jurisdiction       (Commission            (I.R.S. Employer
        of Incorporation)             File No.)            Identification No.)


                            80 Park Plaza, T-8E
                              Newark, NJ 07102
            (Address of Principal Executive Offices) (Zip Code)


                               (973) 430-7761
             Registrant's telephone number, including area code


                               Not Applicable
       (Former name or former address, if changed since last report)




Item 5.  Other Events

               The Registrant registered issuances of Transition Bonds on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-83635). Pursuant to this Registration Statement, the Registrant will issue and will sell $2,525,000,000 in aggregate principal amount of Transition Bonds, Series 2001-1. The transaction is expected to close on January 31, 2001. In connection with this transaction, the Registrant has received the opinions attached hereto as exhibits.

Item 7.  Financial Statements and Exhibits

        A list of the Exhibits filed herewith is attached hereto.


                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    PSE&G Transition Funding LLC


                                By: /s/ James T. Foran
                                    -------------------------------------
                                    Name:  James T. Foran
                                    Title: Vice-President and General Counsel

Dated: January 25, 2001


                               EXHIBIT INDEX

Exhibit No.          Description
-----------          -----------

5.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP relating to the legality of the Transition Bonds.

8.1 Opinion of Skadden, Arps, Slate, Meagher & Flom LLP with respect to material federal tax matters.